Supplement Dated November 15, 2022
To The Updating Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, PERSPECTIVE II®, PERSPECTIVE ADVISORY II®,
RETIREMENT LATITUDES®, PERSPECTIVE ADVISORS IISM, ELITE ACCESS®,
ELITE ACCESS BROKERAGE EDITION®, JACKSON PRIVATE WEALTH®,
PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE FIXED AND VARIABLE ANNUITY®, and DEFINED STRATEGIES VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of a updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The following change has been made to “Appendix A: (Funds Available Under the Contract)” of your updating summary prospectus, in order to reflect a recent sub-adviser change:

➢    Effective November 14, 2022, for the JNL/Goldman Sachs 4 Fund, Mellon Investments Corporation is removed as a sub-adviser in the column titled "Fund and Manager (and Sub-Adviser, if applicable)."

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(To be used with JMV23537USP 04/22, JMV21086USP 04/22, JMV23538USP 04/22, JMV21451USP 04/22, JMV18691USP 04/22, JMV21452USP 04/22, VC5869USP 04/22, JMV8037USP 04/22, JMV8037BEUSP 04/22, JMV18692USP 04/22, JMV7697USP 04/22, VC5890USP 04/22, VC4224USP 04/22, FVC4224FTUSP 04/22, JMV8798USP 04/22, JMV9476USP 04/22, JMV9476WFUSP 04/22, JMV16966USP 04/22, VC3656USP 04/22, VC3652USP 04/22, VC5995USP 04/22, and JMV2731USP 04/22)

JFV101986 11/22